UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

CHARGE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41354	90-0471969
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212)921-2100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	CRGE	*

* Charge Enterprises' securities began trading exclusively on the over-the-counter market on February 29, 2024.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership.

As previously reported in its Current Report on Form 8-K filed on March 12, 2024, on March 7, 2024, Charge Enterprises, Inc. (sometimes referred to herein as “Company,” “we,” “us,” “our,” “Charge” or the “Debtor”) filed a voluntary petition (the case commenced thereby, the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) with a prepackaged chapter 11 plan as contemplated by the Restructuring Support Agreement, dated February 27, 2024 (the “RSA”). The Chapter 11 Case is administered under the caption In re Charge Enterprises, Inc., Case No. 24-10349. The Debtor continues to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Confirmation of the Plan of Reorganization

As contemplated in the RSA, on March 7, 2024, the Debtor filed the Combined Disclosure Statement and Prepackaged Chapter 11 Plan of Reorganization [Docket No. 12] (as amended, modified or supplemented from time to time, the “Plan”), a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K. Capitalized terms used but not defined in this Current Report on Form 8-K have meanings ascribed to such terms in the Plan.

On April 24, 2024, the Bankruptcy Court entered an order [Docket No. 255] (the “Confirmation Order”), confirming the Plan. A copy of the Confirmation Order is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Notwithstanding the entry of the Confirmation Order, consummation of the Plan (referred in the Plan as the “Effective Date”) remains subject to the satisfaction of certain conditions, as described in the Plan. The Debtor anticipates that the Effective Date will occur on or about May 3, 2024; however, the Debtor can make no assurances as to when, or ultimately if, the Plan will become effective.

Material Features of the Plan

The following is a summary of the material terms of the Plan. This summary highlights only certain material substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, the definitive documents implementing the Plan and the Confirmation Order, which modifies the Plan as set forth in the Confirmation Order and exhibit A thereto.

On the Effective Date, all amounts due under the Company’s notes payable dated May 19, 2021 and December 17, 2021 held by affiliates of Arena Investors, L.P. (“Arena”) and any other agreements constituting Prepetition Lender Claims (as defined in the Plan) will be equitized in exchange for 100% of the newly issued common stock in reorganized Charge (referred in the Plan as the “New Common Stock”). All amounts due under the DIP Facility will also be deemed satisfied by the issuance of the New Common Stock to Arena. On the Effective Date, Arena will designate 5% of the New Common Stock to Island Capital Group LLC or its affiliates (“Island”) if certain conditions are met, including Island’s execution of a letter agreement and a stockholders agreement.

The employment agreements with the Company’s Chief Executive Officer, Chief Financial Officer and Chief Legal Officer will be rejected on the Effective Date, with Claims resulting from the rejection of the employment agreements being Allowed in lesser amounts and paid in full on the Effective Date. The Debtor’s Allowed unsubordinated general unsecured claims will either be satisfied in full or reinstated and payable in the ordinary course of business of the Reorganized Debtor. Subordinated claims will be canceled, released and extinguished with no recovery or distribution under the Plan. Each of the Series C Preferred, Series D Preferred, Series E Preferred and Common Stock will be canceled, released and extinguished with no recovery or distribution under the Plan, and the common stock thereafter deregistered, at which time Charge will cease to be a publicly traded company.

The New Common Stock to be issued pursuant to the Plan will be issued pursuant to section 1145 of the Bankruptcy Code, which generally exempts the issuance of certain securities under a plan of reorganization from the registration requirements of the Securities Act of 1933, as amended.

There was no specific number of the New Common Stock reserved for future issuance in respect of claims and interests filed and allowed under the Plan. The New Common Equity is not expected to be listed on any national securities exchange or registered with the Securities and Exchange Commission (the “SEC”).

Unless otherwise specified, the treatment set forth in the Plan and Confirmation Order will be in full satisfaction of all claims against and interests in the Debtor, which will be discharged on the Effective Date.

Settlement, Releases and Exculpations

The Plan incorporates an integrated compromise and settlement of claims with the parties to the RSA to achieve a beneficial and efficient resolution of the Chapter 11 Case. Unless otherwise specified, the settlement, distributions, and other benefits provided under the Plan, including the releases and exculpation provisions included therein, are in full satisfaction of all claims and causes of action that could be asserted as set forth in the Plan. The Confirmation Order also contains a settlement and release of claims between Arena, the Company and Korr Acquisitions Group, Inc. (“KORR”) and several affiliated entities or persons of KORR, to be effective on and conditional upon the Effective Date.

The Plan provides releases and exculpations for the benefit of the Debtor, certain of the Debtor’s claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in the Plan.

Certain Information Regarding Assets and Liabilities of the Company Parties

In the Company’s most recent monthly operating report (the “Monthly Operating reports”) filed with the Bankruptcy Court filed on April 26, 2024, the Company reported total assets of approximately $114,952,260 and total liabilities of approximately $69,862,766 as of March 31, 2024. This financial information has not been audited or reviewed by an independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Item 5.02          Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2024, in connection with Plan and termination of their employment agreements, upon the Effective Date, each of the Company’s named executive officers (Craig Denson, Leah Schweller, and Jim Biehl) will be separated from and will no longer be officers of the Company. On or about the same date, each member of the Company’s board of directors (Amy Hanson, Craig Denson, Andrew Fox, Benjamin Carson, Jr., Justin Deutsch, Gary Jacobs, Chantel Lenard and Jacky Wu) tendered his or her resignation to the Company, to be effective upon the Effective Date.

Item 8.01.         Other Events.

Monthly Operating Reports

On April 26, 2024, the Debtor filed a Monthly Operating Report with the Bankruptcy Court for the month ended March 31, 2024. The Monthly Operating Report is available for review free of charge at https://dm.epiq11.com/ChargeEnterprises. The Monthly Operating Report and other information available on the Epic website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K. Going forward, the Debtor will no longer report the filing of Monthly Operating Reports on a Form 8-K.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court.

The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), is in a format prescribed by applicable bankruptcy rules and guidelines and is subject to future adjustment and reconciliation. Furthermore, the monthly financial information contained in the Monthly Operating Report has not been subjected to the same level of accounting review and testing that the Debtor would apply when preparing quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtor believes that the financial information may be subject to change, and these changes could be material. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results and projections set forth in the Monthly Operating Report should not be viewed as indicative of future results

Cautionary Statements Related to Forward Looking Statements

This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or Charge's future performance. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", “potential”, "continues", "forecasts", "projects", "predicts", "intends", "anticipates", "targets" or "believes", or variations of, or the negatives of, such words and phrases or state that certain actions, events or results "may", "could", "would", "should", "might" or "will" be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement. Although Charge believes that the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to,  the ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; the bankruptcy process, the Company’s ability to obtain approval from the bankruptcy court with respect to motions or other requests made to the bankruptcy court throughout the course of the Chapter 11 Case; the effects of the Chapter 11 Case on the liquidity, results of operations and business of the Company and its subsidiaries; the possibility and timing of a foreclosure auction of Company assets; the Company’s ability to negotiate with its secured lenders or enter into agreements for strategic alternatives; the Company’s ability to continue as a going concern during the Chapter 11 Case and going forward, the potential for governmental investigations and inquiries, regulatory actions and lawsuits; and other risks discussed in Charge’s filings with the SEC. Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this report speak only as of the date of this press release or as of the date or dates specified in such statements. For more information on us, investors are encouraged to review our public filings with the SEC, including the factors described in the section captioned “Risk Factors” of Charge’s Annual Report on Form 10-K filed with the SEC on March 15, 2023, and subsequent reports we file from time to time with the SEC, including Charge’s Quarterly Report on Form 10-Q filed with the SEC on November 8, 2023, which are available on the SEC's website at www.sec.gov. Charge disclaims any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
2.1	Combined Disclosure Statement and Prepackaged Chapter 11 Plan of Reorganization (incorporated by reference to Exhibit 99.4 to the registrant's current report on Form 8-K filed on March 12, 2024).
99.1	Confirmation Order for Combined Disclosure Statement and Prepackaged Chapter 11 Plan of Reorganization.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned duly authorized.

Dated: April 30, 2024

CHARGE ENTERPRISES, INC.

By:	/s/ Leah Schweller
Leah Schweller Chief Financial Officer

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